EXHIBIT 10.12

SECOND AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
AND JOINDER AGREEMENT

This SECOND AMENDMENT TO GUARANTY AND SECURITY AGREEMENT AND JOINDER AGREEMENT (this "Agreement"), is entered into as of November 6, 2025, among DNOW INC., a Delaware corporation ("Parent"), DNOW L.P., a Texas limited partnership ("DNOW"), MRC GLOBAL (US) INC., a Delaware corporation ("MRC US"; together with Parent and DNOW, collectively, the "US Borrowers"), NOW MANAGEMENT LLC, a Delaware limited liability company ("Management"), ODESSA PUMPS AND EQUIPMENT, INC., a Texas corporation ("Odessa"), POWER SERVICE, INC., a Wyoming corporation ("Power Service"), WILSON INTERNATIONAL, INC., a Delaware corporation ("Wilson International"), WHITCO SUPPLY, L.L.C., a Louisiana limited liability company ("Whitco"), ODP HOLDING, LLC, a Delaware limited liability company ("ODP Holding"), TROJAN RENTALS, LLC, an Oklahoma limited liability company ("Trojan Rentals"), TROJAN HOSE & SUPPLY, LLC, an Oklahoma limited liability company ("Trojan Hose"), TROJAN LEASING, LLC, an Oklahoma limited liability company ("Trojan Leasing"; together with Parent, DNOW, Management, Odessa, Power Service, Wilson International, Whitco, ODP Holding, Trojan Rentals and Trojan Hose, collectively, the "Existing Grantors"), STAG MERGER SUB, LLC, a Delaware limited liability company ("MRC Merger Sub"), MRC GLOBAL MANAGEMENT COMPANY, a Delaware corporation ("MRC Management"), MRC GLOBAL SERVICES COMPANY LLC, a Delaware limited liability company ("MRC Services"), MRC GLOBAL CANADA HOLDINGS (US) INC., a Delaware corporation ("MRC Canada"; together with MRC US, MRC Merger Sub, MRC Management and MRC Services, collectively, the "New Grantors"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of November 6, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among the US Borrowers, the Canadian Subsidiaries of Parent identified on the signature pages thereof as "Canadian Borrowers" (collectively, jointly and severally, "Canadian Borrowers" and, together with US Borrowers, and each other entity that executes a Joinder and becomes party to the Credit Agreement as a US Borrower or a Canadian Borrower, "Borrowers"), the lenders identified on the signature pages thereof as "Lenders", and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, Existing Grantors have entered into (a) the Guaranty and Security Agreement, dated as of April 30, 2018 (as amended, supplemented or modified from time to time, the "Guaranty and Security Agreement"), and (b) the Intercompany Subordination Agreement, dated as of April 30, 2018 (as amended, supplemented or modified from time to time, the "Subordination Agreement"), in each case, in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements;

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WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or the Subordination Agreement, as applicable, if not defined therein, in the Credit Agreement, and this Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, pursuant to Section 5.11 of the Credit Agreement, Section 26 of the Guaranty and Security Agreement and Section 25 of the Subordination Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty and Security Agreement and the Subordination Agreement, and the joinder to each of the Guaranty and Security Agreement and the Subordination Agreement by the New Grantors may be accomplished by the execution of this Agreement in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers;

WHEREAS, each New Grantor (a) is a Subsidiary of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements; and

WHEREAS, the Loan Parties have requested that Agent agree to amend the Guaranty and Security Agreement in certain respects, and Agent is willing to do so, subject to the terms and conditions specified herein.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.
Amendment to Guaranty and Security Agreement. The Guaranty and Security Agreement is hereby amended as follows:
(a)
Section 1(a)(vii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(vii) "Cash Dominion Event" means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) Specified Availability is less than the greater of (x) 10% of the Line Cap, and (y) $60,000,000 for three consecutive Business Days.

(b)
Section 1(a)(viii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(viii) "Cash Dominion Period" means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) Specified Availability is greater than or equal to the greater of (x) 10% of the Line Cap, and (y) $60,000,000, for 30 consecutive days.

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(c)
Section 7(i) of the Guaranty and Security Agreement is hereby amended to delete the reference therein to "$12,500,000" and replace it with "$20,000,000".
2.
Joinder of New Grantors to the Guaranty and Security Agreement.
(a)
In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" and "Guarantor" under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a "Grantor" and "Guarantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a "Grantor" or "Guarantor" thereunder, and (b) represents and warrants that the representations and warranties made by it as a "Grantor" or "Guarantor" thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby (i) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (ii) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor's right, title and interest in and to the Collateral (as defined in Section 3 of the Guaranty and Security Agreement). Each reference to a "Grantor" or "Guarantor" in the Guaranty and Security Agreement shall be deemed to include each New Grantor. The Guaranty and Security Agreement is incorporated herein by reference.
(b)
Schedule 1, "Commercial Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Pledged Companies", Schedule 6, "Trademarks", Schedule 7, "Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers", Schedule 8, "Owned Real Property", Schedule 9, "Deposit Accounts and Securities Accounts", Schedule 10, "Controlled Account Banks", and Schedule 11, "List of Uniform Commercial Code Filing Jurisdictions", attached hereto amend and restate in their entirety Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10 and Schedule 11, respectively, to the Guaranty and Security Agreement.
(c)
Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (a) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (b) describing the Collateral as being of equal or lesser scope or with greater detail, or (c) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.
3.
Joinder of New Grantors and New Obligors to the Subordination Agreement. By its execution of this Agreement, each New Grantor and each entity identified on the signature pages hereof as a "New Obligor" (each, a "New Obligor") hereby (a) agrees that from and after the date of this Agreement it shall be an "Obligor" under the Subordination Agreement

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as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth in the Subordination Agreement. Each New Grantor and New Obligor hereby agrees that each reference to an "Obligor" or the "Obligors" in the Subordination Agreement shall include each New Grantor and New Obligor. Each New Grantor and New Obligor acknowledges that it has received a copy of the Subordination Agreement and that it has read and understands the terms thereof.
4.
Representations and Warranties. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Agreement has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.
Counterparts. This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
6.
Effect on Loan Documents.
(a)
The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Guaranty and Security Agreement and the Subordination Agreement and shall not be deemed to be a consent to the modification or amendment of any other term or condition of the Guaranty and Security Agreement or the Subordination Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Guaranty and Security Agreement, the Subordination Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
(b)
Each reference in the Guaranty and Security Agreement, the Subordination Agreement or any other Loan Document to this "Agreement", "hereunder", "herein", "hereof", "thereunder", "therein", "thereof", or words of like import referring to the Guaranty and Security Agreement, the Subordination Agreement or any other Loan Document shall mean and refer to such agreement as modified by this Agreement.
7.
THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH

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PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

EXISTING GRANTORS:	GRANTORS DNOW INC., a Delaware corporation By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
DNOW L.P., a Texas limited partnership By: Wilson International, Inc., its general partner By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
NOW Management LLC, a Delaware limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
Odessa Pumps and Equipment, Inc., a Texas corporation By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
Power Service, Inc., a Wyoming corporation By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer

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Wilson International, Inc., a Delaware corporation By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
WHITCO SUPPLY, L.L.C., a Louisiana limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
ODP HOLDING, LLC, a Delaware limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
TROJAN RENTALS, LLC, an Oklahoma limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
Trojan Hose & Supply, LLC, an Oklahoma limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer

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TROJAN LEASING, LLC, an Oklahoma limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer

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NEW GRANTORS:	STAG MERGER SUB, LLC, a Delaware limited liability company By: /s/ Mark B. Johnson Name: Mark B. Johnson Title: Chief Financial Officer
MRC GLOBAL MANAGEMENT COMPANY, a Delaware corporation By: /s/ Monica Broughton Name: Monica Broughton Title: Vice President, Investor Relations and Treasury
MRC GLOBAL SERVICES COMPANY LLC, a Delaware limited liability company By: /s/ Monica Broughton Name: Monica Broughton Title: Vice President, Investor Relations and Treasury
MRC GLOBAL (US) INC., a Delaware corporation By: /s/ Monica Broughton Name: Monica Broughton Title: Vice President, Investor Relations and Treasury
MRC GLOBAL CANADA HOLDINGS (US) INC., a Delaware corporation By: /s/ Monica Broughton Name: Monica Broughton Title: Vice President, Investor Relations and Treasury

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NEW OBLIGORS:	GREENBRIER PETROLEUM CORPORATION By: /s/ Monica Broughton Name: Monica Broughton Title: Vice President, Investor Relations and Treasury
MILTON OIL & GAS COMPANY By: s/ Monica Broughton Name: Monica Broughton Title: Vice President, Investor Relations and Treasury
MRC GLOBAL (SAUDI ARABIA) LLC By: s/ Stephen Bradley Smith Name: Stephen Bradley Smith Title: Director
MRC GLOBAL LLC By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL MIDDLE EAST FZE By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MCJUNKIN RED MAN UK LTD By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director

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MRC GLOBAL (BELGIUM) NV By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (FINLAND) OY By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (FRANCE) SAS By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (GERMANY) GMBH By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (ITALY) S.R.L. By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (NETHERLANDS) B.V. By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director

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MRC GLOBAL (NEW ZEALAND) LIMITED By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (SINGAPORE) PTE. LTD By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL (UK) LIMITED By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL CANADA HOLDINGS (UK) LIMITED By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC GLOBAL NORWAY AS By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC STREAM AS By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director

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MRC TRANSMARK GROUP B.V. By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC TRANSMARK HOLDINGS UK LTD. By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director
MRC TRANSMARK INTERNATIONAL B.V. By: /s/ Gillian Sarah Anderson Name: Gillian Sarah Anderson Title: Director

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MRC GLOBAL AUSTRALIA PTY LTD

Signed sealed and delivered by

MRC Global Australia Pty Ltd

(CAN 080 156 378)

by

sign here s/ Deborah Marie Wagner______ sign here /s/ Gillian Sarah Anderson______

Company Secretary/Director Director

print name Deborah Marie Wagner____________ print name Gillian Sarah Anderson ________

By signing above, an officer authorises any other officer to produce or cause to be produced a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under s 127 of the Corporations Act. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

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AGENT:	WELLS FARGO BANK, National Association, a national banking association By: /s/ Kevin Johnson Name: Kevin Johnson Its Authorized Signatory

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